Convertible Preferred Stock	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Convertible Preferred Stock

10. Convertible Preferred Stock

The Company has issued Series A convertible preferred stock (the “Series A Preferred Stock”), Series B convertible preferred stock (the “Series B Preferred Stock”), and Series C Preferred Stock (the “Series C Preferred Stock”), all of which are collectively referred to as the “Preferred Stock.”

In July 2020, the Company issued and sold 6,237,500 shares of Series A Preferred Stock, at a price of $8.00 per share, for gross proceeds of $49.9 million and incurred $0.2 million of issuance costs. Concurrently, the Company issued 5,000,000 shares of Series A Preferred Stock to Adimab as consideration payable pursuant to the Adimab Assignment Agreement (see Note 7).

In October and November 2020, the Company issued and sold 1,410,434 shares of Series B Preferred Stock, at a price of $56.72 per share, for gross proceeds of $80.0 million and incurred $0.2 million of issuance costs. Adimab, a related party, participated in the Series B Preferred Stock financing by purchasing 44,076 shares of Series B Preferred Stock for an aggregate purchase price of $2.5 million. The issuance of the Series B Preferred Stock resulted in changes to certain terms of the Series A Preferred Stock. The Company concluded that such changes were not significant and resulted in a modification, rather than an extinguishment, of the Series A Preferred Stock. The changes to the terms of the Series A Preferred Stock did not result in incremental value to the stockholders. Therefore, there was no impact to the accounting for the Series A Preferred Stock.

In April 2021, the Company issued and sold 4,296,550 shares of its Series C Preferred Stock, at a price of $78.08578 per share, for aggregate gross proceeds of $335.5 million and incurred $0.3 million of issuance costs. Adimab, a related party, participated in the Series C Preferred Stock financing by purchasing 128,064 shares of Series C Preferred Stock for an aggregate purchase price of $10.0 million.

The terms of the Series C Preferred Stock were substantially the same as the terms of the Series A Preferred Stock and Series B Preferred Stock, except that the original issue price per share and the conversion price per share of the Series C Preferred Stock is $78.08578.

In July 2021, the Company filed an amended and restated certificate of incorporation, which increased the Company’s authority to issue (i) 150,000,000 shares of common stock and (ii) 16,944,484 shares of Preferred Stock. In August 2021, in connection with the closing of the IPO, the Company filed an amended and restated certificate of incorporation to, among other things: (i) increase the number of authorized shares of common stock from 150,000,000 shares to 1,000,000,000 shares, (ii) eliminate all references to the previously existing series of convertible preferred stock and (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series.

Upon issuance of each series of Preferred Stock, the Company assessed the embedded conversion and liquidation features of the securities and determined that such features did not require the Company to separately account for these features. The Company also concluded that no beneficial conversion feature existed on the issuance date of each series of Preferred Stock.

Upon the closing of the Company’s IPO in August 2021, all shares of the Company’s convertible preferred stock then outstanding converted into 84,722,420 shares of common stock (see Note 11).